EXHIBIT 10.3

                               EMPLOYEE AGREEMENT

THIS AGREEMENT made as of the 1st day of November, 1998.

BETWEEN:
                  NBG Radio Network
                  520 SW Sixth Street
                  Suite 750
                  Portland, Oregon  97204

                  (hereinafter referred to as the "Company")

                                                               OF THE FIRST PART

AND:

                  Ollie Holmes
                  7400 SW Barnes Road
                  Apartment #881
                  Portland, Oregon  97225

                  (hereinafter referred to as the "Manager")

                                                              OF THE SECOND PART

WHEREAS:

A. The Company and the Manager have agreed to enter into a personal services relationship for their mutual benefit whereby the Company will engage the Manager in the capacity of VP/Affiliate Relations, on the terms and conditions set out in the agreement below.

         NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained the parties agree as follows:

1.       PERSONAL SERVICES
         -----------------

The Company hereby agrees to retain, appoint, and engage the Manager as VP/Affiliate Relations, or such other position that is mutually agreeable pursuant to the terms and conditions of this agreement. This is a full-time assignment, to be based in Portland, Oregon USA.

2.       TERM
         ----

The engagement of the Manager will have an initial term of 2 years commencing on November 1, 1998 and shall continue until terminated in accordance with the provisions of this agreement.

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3.       DUTIES AND RESPONSIBILITIES
         ---------------------------

The Manager shall act as an employee of NBG Radio Network and agrees to perform all of the functions and duties ordinarily and necessarily associated with the agreed office and as may reasonably be assigned to him by the President of the Company.

         (a) To fully and faithfully discharge his duties and responsibilities as a Manager of NBG Radio Network.

         (b) To devote full time, effort and attention to the business and well- being of NBG Radio Network.

4.       RENUMERATION
         ------------

NBG Radio Network, shall pay to the Manager at his direction, a yearly salary of $37,000. The President will conduct an appraisal of the Manager's job performance twelve (12) months after the commencement of his engagement and annually thereafter. Manager shall receive at a minimum a yearly raise determined at the current rate of the Consumer Price Index (CPI). The President of the Company also has the option of raising the yearly pay rate to a level of no more than 10% before the inclusion of the CPI raise. The additional pay raise would be based on performance.

An incentive commission salary equal to the amounts posted in the Company's Employee Handbook will also be valid under this Agreement.

5.       EMOLUMENTS, PERQUISITES AND BENEFITS
         ------------------------------------

During the term of this Employee Agreement ("Agreement") the Manager shall be entitled to:

         (a) All benefits established by the Company and outlined in the Employee Manual

6.       REIMBURSABLE EXPENSES
         ---------------------

The Manager shall be reimbursed for reasonable management and travel expenses actually incurred by him on behalf of Company as required in the performance of his aforesaid duties. The Manager shall submit supporting vouchers and records for all such reimbursable expenses to the President or Controller of the Company.

7.       VACATION
         --------

The Manager will be eligible to take vacation time in accordance with the policies implemented by the Company.


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8.       PERFORMANCE REVIEW
         ------------------

The President will conduct an appraisal of the Manager's job performance twelve
(12) months after the commencement of his engagement and annually thereafter.

9.       CONFIDENTIALITY
         ---------------

The Manager acknowledges and agrees that, except as may be required by law, any information reasonably relating to the affairs of NBG Radio Network received by him in his capacity as a Manager of the Company is confidential, and during the term of this Agreement or after the termination thereof such information shall not be released or disclosed to any person or used by him in any manner, without the prior written consent of the President. The Manager further acknowledges and agrees that upon the termination of this Agreement, he shall only remove from the offices of the Company, his personal papers and shall leave Company and the Manager's non-personal papers in a proper and orderly fashion for his successor.

All Company property in the possession of the Manager must be returned upon termination.

10.      CONFLICTING EMPLOYMENT
         ----------------------

Manager agrees that during the term of employment with Company, that he/she will not engage in any other employment, occupation, consulting or other business activity directly relating to the business in which the Company is now involved or becomes involved with during the term of employment, nor will he/she engage in any other activities that conflict with obligations to the Company.

11.      COVENANT NOT TO COMPETE
         -----------------------

Manager acknowledges that the information, methods, and principals of Company's business are confidential and the disclosure to others, or making use thereof for himself/herself outside of employment with Company is a violation of this Agreement and would be extremely detrimental to the rights and business of the Company. Manager does hereby agree that he/she will not make personal use of, nor will he/she directly or indirectly furnish or divulge the mailing lists and/or the name of actual or prospective customers who have dealt with employers: nor will he/she, during the life of this covenant, or at any time in the future, make personal use of or furnish to any person, firm, corporation, the methods for conducting business of the Company nor furnish any of the mailing list information and/or customers of the Company.

Manager further acknowledges that the list of the Company's customers and clients as well as the charts, manuals, programs, catalogues, literature, and any marketing or business plan and/or programs developed within or during the term of employment are valuable, special and unique assets of the Company.


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Unless otherwise agreed in writing, signed by both parties, during Manager's employment with Company and for Three Hundred Sixty Five (365) days after termination, Manager will not, directly or indirectly, engage in the same or similar or competitive line of business that is or was carried on by Company during Manager's employment with Company or engage in work for any individual, firm, or corporation engaged in such line or similar line of business within the United States or Canada.

Company and Manager recognize that irreparable injuries could result to Company, its business and property in the event of a breach of this covenant by Manager. It is agreed that in the event of a breach of this covenant, Company shall be entitled, in addition to any other remedies and damages available, to an injunction to restrain the violation thereof by Manager, his partners, agents, servants, employers, and Manager, and all persons acting for or with him. Furthermore, Company shall be entitled to reasonable attorney's fees and court costs if any such fees are incurred by Company in the event of a breach of this covenant.

12.      SOLICITATION OF EMPLOYEES
         -------------------------

Manager agrees that for a period of two (2) years immediately following the termination of his/her employment with Company for any reason, whether with or without cause, he/she shall not either directly or indirectly solicit, induce, recruit, or encourage any of Company's employees to leave their employment, or take away such employees, or attempt to solicit, induce, recruit, encourage, or take away employees of Company, either for himself/herself or for any other person or entity.

13.      OTHER POLICIES
         --------------

Manager agrees to comply with all Company policies, rules and procedures that are generally applicable to Company employees.

14.      TERMINATION
         -----------

(a) The Manager shall have the right to terminate this Agreement at any time, for any reason, by providing to the President with not less than three (3) months' prior written notice of such termination. The President may waive notice in whole or in part.

(b) The Company, in their absolute discretion, shall have the right to terminate this Agreement at any time after November 1, 1998 for any reason or without reason upon giving to the Manager three (3) months' prior written notice or payment in lieu of notice equaling three (3) months' compensation as provided for in paragraphs 4 and 5 hereof.

(c) In the event that Manager is in breach of any material obligation owed Company in this Agreement, habitually neglects the duties to be performed under this Agreement, engages in any conduct which is dishonest, damages the reputation or standing of the Company, or is convicted


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of any criminal act or engages in any act of moral turpitude, then Company may terminate this Agreement upon five (5) days notice to Manager. In event of termination of the Agreement pursuant to this subsection, Manager shall be paid only at the then applicable base salary rate up to and including the date of termination. Manager shall not be paid any incentive salary payments or other compensation, prorated or otherwise.

(d) In addition, and without limited or otherwise affecting any other remedies which the Company may have, the Company may terminate the appointment of the Manager without either prior notice or any payment whatsoever in lieu of notice in each and every of the following instances:

                  i) For cause. Cause shall mean failure of the Manager to perform his duties or to make himself available to the President and Company in a manner consistent with his responsibilities or if the Manager is in breach of any of the other material provisions of this Agreement or of any other material duties generally owed by employees to their employers.

                  ii) If the Manager shall become bankrupt or insolvent and such financial circumstances are considered, acting reasonably, to be an embarrassment to the Company.

                  iii) Subject to paragraph 14(e) hereof, if the Manager shall for a continuous period totalling six (6) months in any twelve (12) month period, by reason of illness or mental or physical disability, be unable to perform his duties and responsibilities.

(e) In the event that the Manager shall be unable to perform his duties and responsibilities by reason of illness or mental or physical disability, this Agreement shall not immediately terminate, but the Manager's right to receive salary shall cease for the period he is collecting sickness or disability benefits and until he/she is again able to perform his/her duties hereunder. Notwithstanding the foregoing, the Company reserves the right, in its absolute discretion, if the period of such illness or disability extends beyond six (6) months or non-continuous periods totalling six (6) months in any twelve (12) month period, to terminate the Manager's employment hereunder and his appointment as a Manager of the Company. Upon any such election by the Company to treat the Manager's employment as terminated, he shall not be entitled as of right to any prior notice or to any payment whatsoever in lieu of notice or to any other compensation whatsoever except such payment, if any, as the Company in its absolute discretion deem equitable.

15.      INCOME PROTECTION
         -----------------

In the event that there is a change of control, takeover, amalgamation, buyout, or other such event and the Manager is terminated by the new Board of Directors or Management, then the payment in lieu of notice(s) in Section 14(b) shall be hereby extended to one year and the Manager is immediately entitled to an additional six (6) months pay at his/her current rate.


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16.      NOTICE
         ------

Any notice or other communication ("Notice") required or permitted hereunder by either party to the other shall be in writing and shall be deemed sufficiently made if delivered personally, sent by pre-paid first class mail or sent by fax or other similar form of communication addressed:

                  To the Company:

                  NBG Radio Network
                  Attn: President
                  520 SW Sixth Street, Suite 750
                  Portland, Oregon  97204

                  To the Manager:

                  Mr. Ollie Holmes
                  7400 SW Barnes Road, #881
                  Portland, Oregon  97225

or such other address or addresses as the parties may direct in writing.

         Any notice, so given shall be deemed to have been given and received on the date of delivery, if delivered, on the date received, if sent by mail, and on the day following the date sent by fax or other similar form of communication.

17.      SEVERABILITY
         ------------

In the event that any provision or part of this Agreement shall be deemed void or invalid by a court of competent jurisdiction, the remaining provisions or parts shall be and remain in full force and effect.

18.      ENTIRE AGREEMENT
         ----------------

The Terms of Employment sets forth the entire Agreement and understanding between the Company and Manager relating to the subject matter herein and merges all prior discussions between us. No modification of or amendment to this Employment Agreement, nor any waiver of any rights, will be effective unless in writing signed by the party to be charged. Any subsequent change or changes in Manager's duties, salary or compensation will not affect the validity or scope of this Employment Agreement.


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19.      GOVERNING LAW
         -------------

The Terms of this Agreement shall be governed by the laws of the State of Oregon, and the Manager hereby expressly consents to the personal jurisdiction of the state and federal courts located therein for any lawsuit filed there by the Company arising from or relating to Manager's employment.

20.      SUCCESSORS AND ASSIGNS
         ----------------------

The Terms of this Agreement will be binding upon the Manager's heirs, executors, administrators and other legal representatives and will be for the benefit of the Company, its successors, and its assigns.

IN WITNESS WHEREOF the parties have executed this Agreement on the date first written above.

NBG RADIO NETWORK                  )
                                   )
-----------------------------------)
President Signature                )
                                   )
-----------------------------------)
Print Name                         )
                                   )
-----------------------------------)
Date                               )


MANAGER                            )
                                   )
SIGNED, and DELIVERED              )
in the presence of:                )
                                   )
-----------------------------------)
Manager Signature                  )
                                   )
-----------------------------------)
Print Name                         )
                                   )
-----------------------------------)
Date                               )
                                   )
-----------------------------------)
Witness Signature        Date      )

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